FIFTH AMENDMENT TO CREDIT AGREEMENT

This Fifth Amendment to Credit Agreement (the "Amendment") is made as of this 27th day of November, 2001 by and among ASCENT FUNDING, INC. (the "Borrower"), and LASALLE BANK NATIONAL ASSOCIATION (the "Bank").

                              W I T N E S S E T H:

WHEREAS, the Borrower and the Bank are parties to that certain Credit Agreement, dated as of June 6, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of September 8, 1998, as further amended by that certain Second Amendment to Credit Agreement, dated as of August 12, 1999, as further amended by that certain Third Amendment to Credit Agreement, dated as of November 30, 2000 with an effective date of September 30, 2000, and as further amended by that certain Fourth Amendment to Credit Agreement, dated as of April 17, 2001 (collectively, the "Credit Agreement); and

WHEREAS, the Borrower and the Bank desire to further amend the Credit Agreement as more fully set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION I. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the Credit Agreement.

SECTION II. AMENDMENTS TO CREDIT AGREEMENT.

2. 1 The definition of "Anniversary Date" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and amended by inserting the following in its stead:

" Anniversary Date means December 5 of each calendar year, commencing December 5, 2002."

2.2 The definition of "Revolving Loan Termination Date" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and amended by inserting the following in its stead:

" Revolving Loan Termination Date means December 5, 2002; provided, however, if not fewer than seven (7) months nor more than nine (9) months prior to any Anniversary Date, the Borrower requests the Bank to extend the Revolving Loan Termination Date for an additional year and if the Bank in its sole discretion in writing within thirty (30) days of such request, grants such request, the Revolving Loan Termination Date means the date to which the Revolving Loan Termination Date has been so extended. If such date is not a Business Date, the Revolving Loan Termination Date shall be the next preceding Business Day."

SECTION III. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following conditions precedent:

3.1 The Bank shall have received a copy of this Amendment duly executed by the Borrower.

3.2 The Bank shall have received a $10,000 renewal fee due and payable and deemed fully earned on the date hereof.

3.3 The Bank shall have received such other documents, certificates and assurances as it shall reasonably request, all of which shall have been delivered on or prior to the date hereof.

SECTION IV. REAFFIRMATION OF THE BORROWER. The Borrower hereby represents and warrants to the Bank that (i) the warranties set forth in Article 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such warranties relate to a specific date, or (b) changes thereto are a result of transactions for which the Bank has granted its consent; (ii) the Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and
(iii) upon execution hereof no Event of Default has occurred and is continuing or has not previously been waived.

SECTION V. WAIVER OF NOTICE OF  EXTENSION OF REVOLVING  LOAN  TERMINATION  DATE.
Solely for purposes of this Amendment, the Bank hereby waives the notice requirement set forth in the definition of "Revolving Loan Termination Date" solely with respect to the extension thereof set forth in this Amendment.

SECTION VI. FULL FORCE AND EFFECT. Except as herein amended, the Credit Agreement and all other Loan Documents shall remain in full force and effect.

SECTION VII. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

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IN WITNESS  WHEREOF,  the parties hereto have executed this Amendment on the day and year specified above.

                              ASCENT FUNDING, INC.

                             By:      /s/ Patrick J. Mitchell
                             Name:    Patrick J. Mitchell
                             Title:   Chairman of the Board and President




                             LASALLE BANK NATIONAL ASSOCIATION

                             By:      /s/ Linda A. Whittaker
                             Name:    Linda A. Whittaker
                             Title:   Assistant Vice President




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                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

The undersigned, ASCENT ASSURANCE, INC. (formerly Westbridge Capital Corp.), hereby ratifies and reaffirms that certain Guaranty dated June 6, 1997 (as amended from time to time, the "Guaranty") made by the undersigned in favor of LaSalle Bank National Association (the "Bank") and each of the terms and provisions contained therein, and agrees that the Guaranty continues in full force and effect following the execution and delivery of the foregoing Amendment. The undersigned represents and warrants to the Bank that the Guaranty was, on the date of the execution and delivery thereof, and continues to be, the valid and binding obligation of the undersigned enforceable in accordance with its terms and that the undersigned has no claims or defenses to the enforcement of the rights and remedies of the Bank under the Guaranty.

IN WITNESS WHEREOF, this Acknowledgment and Agreement of Guarantor has been duly authorized as of this 27th day of November, 2001.

                        ASCENT ASSURANCE, INC.

                        By:    /s/ Patrick J. Mitchell
                        Name:  Patrick J. Mitchell
                        Title: Chairman and Chief Executive Officer